UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment 1)

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 20, 2006(April 19, 2006)

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-20289	57-0923789
(State or other	(Commission File Number)	(IRS Employer
jurisdiction)		Identification No.)

2835 KEMET Way, Simpsonville, SC		29681
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code: (864) 963-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CRS 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4c))

KEMET Corporation (the “Company”) hereby amends its Current Report on Form 8-K dated April 19, 2006 to include agreements which were omitted from the original filing pursuant to Item 9.01(d) of Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(d)         Exhibits.

The following documents related to the purchase of the Tantalum Business Unit of EPCOS are being filed as exhibits to this Form 8-K/A:

99.2	Asset and Share Purchase Agreement, dated December 12, 2005, as amended on April 13, 2006, between EPCOS AG, as seller, and the Company, as buyer (the “Asset and Share Purchase Agreement”).
99.3	Asset Purchase Agreement, dated December 12, 2005, as amended on April 13, 2006, between EPCOS AG, as seller, and the Company, as buyer (the “Asset Purchase Agreement”).
99.4	Restated Heidenheim Manufacturing and Supply Agreement, dated April 13, 2006, between EPCOS AG, as producer, and the Company.
99.5	Substitution Agreement (Asset and Share Purchase Agreement), dated April 13, 2006, between EPCOS AG, as seller, and the Company, as buyer.
99.6	Substitution Agreement (Asset Purchase Agreement), dated April 13, 2006, between EPCOS AG, as seller, and the Company, as buyer.
99.7	Amendment Agreement, dated April 13, 2006, between EPCOS AG, as seller, and the Company, as buyer.

Exhibits to the Asset and Share Purchase Agreement, the Asset Purchase Agreement and the Restated Heidenheim Manufacturing and Supply Agreement have not been filed because the Company believes they do not contain information material to an investment decision that is not otherwise disclosed in the aforementioned agreements. The Company hereby agrees to furnish a copy of any omitted exhibit to the Securities and Exchange Commission upon its request.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 20, 2006
KEMET Corporation

/S/ D. E. Gable

David E. Gable
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.2	Asset and Share Purchase Agreement, dated December 12, 2005, as amended on April 13, 2006, between EPCOS AG, as seller, and the Company, as buyer (the “Asset and Share Purchase Agreement”).
99.3	Asset Purchase Agreement, dated December 12, 2005, as amended on April 13, 2006, between EPCOS AG, as seller, and the Company, as buyer (the “Asset Purchase Agreement”).
99.4	Restated Heidenheim Manufacturing and Supply Agreement, dated April 13, 2006, between EPCOS AG, as producer, and the Company.
99.5	Substitution Agreement (Asset and Share Purchase Agreement), dated April 13, 2006, between EPCOS AG, as seller, and the Company, as buyer.
99.6	Substitution Agreement (Asset Purchase Agreement), dated April 13, 2006, between EPCOS AG, as seller, and the Company, as buyer.
99.7	Amendment Agreement, dated April 13, 2006, between EPCOS AG, as seller, and the Company, as buyer.